EXHIBIT 10.1

First Amendment to Contract

FIRST AMENDMENT TO CONTRACT FOR THE SALE AND

PURCHASE OF REAL ESTATE

This FIRST AMENDMENT TO CONTRACT FOR THE SALE AND PURCHASE OF REAL ESTATE (hereinafter referred to as  First Amendment ) is made and entered into this the 27th day of July, 2007, by and between JACK DAY PERRY, SR., ELIZABETH BARTON PERRY, JACK DAY PERRY, JR. AND VICKI PERRY MAUNEY (Vicki Perry Mauney is the same person as Vicki Perry Harrell, (hereinafter referred to collectively as  Sellers ) and MYRIAD WORLD RESORTS OF TUNICA, LLC, a Mississippi limited liability company, (hereinafter referred to as  Purchaser ), collectively referred to as  Parties.   MYRIAD ENTERTAINMENT AND RESORTS, INC. (“Myriad Entertainment”), CODY HARRELL and JAMES MCCLURE, SR. join in solely and only for the express purposes listed and outlined herein.

WHEREAS, the Sellers and Purchaser have previously entered into that certain Contract for the Sale and Purchase of Real Property dated April 25, 2007 (the  Original Contract ); and

WHEREAS, the Parties desire to enter into this First Amendment in order to amend certain provisions of the Original Contract.

Now therefore, for and in consideration of Ten Dollars ($10.00), the mutual covenants, conditions and promises contained herein, and in reliance on the representation of the Purchaser that a lender has assured Purchaser (subject to its due diligence) that it will fund the land takedown at $25,318,500 and may be involved in providing equity for the project, the parties do hereby contract as follows:

WITNESSETH:

1.

Paragraph 2 of the Original Contract is hereby amended as follows:

2.

Cash Purchase Price: Purchaser shall pay Sellers $25,318,500 in cash or certified check for the Property.  The above Cash Payment shall be delivered to Sellers at the address listed in Paragraph 8 of this Contract.  The failure of Purchaser to timely pay in full the above amounts when due may, at the Seller s option, result in the termination of this Contract, and any part of the above amounts previously paid, shall be retained by Sellers as liquidated damages and shall be Sellers  sole remedy except as is provided for by Paragraph 4.

2.

Paragraph 3 of the Original Contract is amended as follows:

3.

Closing Date: This transaction shall close on or before Tuesday, October 2, 2007 at 3:00 p.m. (the “Closing Date”) at Dulaney Law Firm, L.L.P., 986 Harris Street, P.O. Box 188, Tunica, MS  38676, or other such place as is mutually agreed upon by the parties.  If the Purchaser desires to close this transaction prior to the closing date, then Purchaser shall give Sellers written notice at least ten (10) days prior to the desired closing date which notice shall state the desired closing date.

Sellers shall pay for the preparation of the Deed.   Purchaser shall pay

for the cost of recording the Deed.  Sellers and Purchaser shall each pay their own attorney s fees and other expenses incurred in connection with this transaction.

3.

Except as specifically provided for above, all other terms, conditions and provisions of the Original Contract remain the same and are not amended and/or modified hereby.

Witness our signatures on the day and year as first above written and by signing this Contract each party represents to the Party opposite that this contract has been read in its entirety and all terms, conditions, covenants and obligations are fully understood. Myriad Entertainment, Cody Harrell and James McClure, Sr. join herein to consent and agree to the First Amendment.

MYRIAD WORLD RESORTS OF TUNICA, LLC

By:	/s/ Nicholas A. Lopardo
Nicholas A. Lopardo
Manager

By:	/s/ John Meeske
John Meeske
CEO

MYRIAD ENTERTAINMENT AND RESORTS, INC.

By:	/s/ Nicholas A. Lopardo
Nicholas A. Lopardo
Chairman of the Board

By:	/s/ John Meeske
John Meeske
CEO

By:	/s/ Jack Day Perry, Sr.
Jack Day Perry, Sr.

By:	/s/ Elizabeth Barton Perry
Elizabeth Barton Perry

By:	/s/ Jack Day Perry, Jr.
Jack Day Perry, Jr.

By:	/s/ Vicki Perry Mauney
Vicki Perry Mauney

By:	/s/ Cody Harrell
Cody Harrell

By:	/s/ James McClure, Sr.
James McClure, Sr.

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Jack Day Perry, Sr., who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the _____ day of July, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Elizabeth Barton Perry, who acknowledged that she signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the ______ day of July, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF __________________

Personally appeared before me, the undersigned authority in and for said County and State, the above named Jack Day Perry, Jr., who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the ______ day of July, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF

Personally appeared before me, the undersigned authority in and for said County and State, the above named Vicki Perry Mauney, who acknowledged that she signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the ______ day of July, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Nicholas A. Lopardo, the Manager of the above named Myriad World Resorts of Tunica, LLC., a Mississippi Limited Liability Company and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of July, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named John Meeske, CEO of the above named Myriad World Resorts of Tunica, LLC., a Mississippi Limited Liability Company and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of July, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Nicholas A. Lopardo, the Chairman of the above named Myriad Entertainment and  Resorts, Inc., a Delaware Corporation and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of July, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named John Meeske, CEO of the above named Myriad Entertainment and  Resorts, Inc., a Delaware Corporation and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of July, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Cody Harrell, who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the _____ day of July, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF

Personally appeared before me, the undersigned authority in and for said County and State, the above named James McClure, Sr., who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the _____ day of July, 2007.

Notary Public

My Commission Expires: